                                                                     Exhibit 4.4

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                                  TEXTRON INC.



                                       TO



                              THE BANK OF NEW YORK
                                                 Trustee



                                 ---------------


                                    INDENTURE


                          Dated as of September 10, 1999


                                 ---------------



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
                              TABLE OF CONTENTS

                               ---------------

                                                                                  Page
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
PARTIES......................................................................      7
RECITALS OF THE COMPANY......................................................      7

                                  ARTICLE I

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 1.1   Definitions:
            Act.............................................................      2
            Affiliate; Control..............................................      2
            Attributable Debt...............................................      2
            Authenticating Agent............................................      2
            Authorized Newspaper ...........................................      2
            Bearer Security.................................................      3
            Board of Directors..............................................      3
            Board Resolution................................................      3
            Business Day....................................................      3
            Commission......................................................      3
            Company.........................................................      3
            Company Request; Company Order..................................      3
            Corporate Trust Office..........................................      3
            Corporation.....................................................      3
            Coupon..........................................................      3
            Covenant Defeasance.............................................      3
            Declaration.....................................................      4
            Defaulted Interest..............................................      4
            Defeasance......................................................      4
            Depositary......................................................      4
            ECU.............................................................      4
            European Communities............................................      4
            Event of Default................................................      4
            Exchange Act....................................................      4
            Floating or Adjustable Rate Provision...........................      4
            Floating or Adjustable Rate Security............................      4
            Global Security.................................................      4
            Holder..........................................................      4
            Indebtedness....................................................      4
            Indenture.......................................................      5
            Institutional Trustee...........................................      5
            Interest........................................................      5

                                      i
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
            Interest Payment Date...........................................       5
            Junior Security.................................................       5
            Maturity........................................................       5
            Mortgage........................................................       5
            Officers' Certificate...........................................       5
            Opinion of Counsel..............................................       5
            Original Issue Discount Security................................       6
            Outstanding.....................................................       6
            Paying Agent....................................................       6
            Person..........................................................       7
            Place of Payment................................................       7
            Predecessor Security............................................       7
            Principal Property..............................................       7
            Redemption Date.................................................       7
            Redemption Price................................................       7
            Registered Security.............................................       7
            Regular Record Date.............................................       7
            Responsible Officer.............................................       7
            Restricted Subsidiary...........................................       7
            Securities......................................................       8
            Security Register and Security Registrar........................       8
            Senior Indebtedness.............................................       8
            Special Record Date.............................................       8
            Stated Maturity.................................................       8
            Subordinated Security...........................................       8
            Subsidiary......................................................       8
            Textron Trust...................................................       8
            Trust Common Securities.........................................       8
            Trustee.........................................................       9
            Trust Preferred Securities......................................       9
            Trust Securities................................................       9
            Trust Indenture Act.............................................       9
            U.S. Government Obligations.....................................       9
            Vice President..................................................       9
            Yield to Maturity...............................................       9
      SECTION 1.2   Compliance Certificates and Opinions....................       9
      SECTION 1.3   Form of Documents Delivered to Trustee.................       10
      SECTION 1.4   Acts of Holders........................................       10
      SECTION 1.5   Notices, Etc., to Trustee and Company...................      12
      SECTION 1.6   Notice to Holders; Waiver...............................      12
      SECTION 1.7   Conflict with Trust Indenture Act.......................      13
      SECTION 1.8   Effect of Headings and Table of Contents................      13
      SECTION 1.9   Successors and Assigns..................................      13


                                       ii
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
      SECTION 1.10  Separability Clause.....................................      14
      SECTION 1.11  Benefits of Indenture...................................      14
      SECTION 1.12  Governing Law...........................................      14
      SECTION 1.13  Legal Holidays..........................................      14


                                  ARTICLE II

                                SECURITY FORMS

      SECTION 2.1   Forms Generally.........................................      14
      SECTION 2.2   Form of Trustee's Certificate of Authentication.........      15

                                 ARTICLE III

                                THE SECURITIES

      SECTION 3.1   Amount Unlimited; Issuable in Series....................      15
      SECTION 3.2   Denominations...........................................      18
      SECTION 3.3   Execution, Authentication, Delivery and Dating..........      18
      SECTION 3.4   Temporary Securities, Global Securities.................      20
      SECTION 3.5   Registration, Registration of Transfer and Exchange.....      21
      SECTION 3.6   Mutilated, Destroyed, Lost and Stolen Securities........      23
      SECTION 3.7   Payment of Interest; Interest Rights Preserved..........      23
      SECTION 3.8   Persons Deemed Owners...................................      25
      SECTION 3.9   Cancellation............................................      25
      SECTION 3.10  Computation of Interest.................................      26
      SECTION 3.11  Medium-term Securities..................................      26
      SECTION 3.12  Global Securities.......................................      26
      SECTION 3.13  CUSIP Numbers...........................................      28


                                  ARTICLE IV

                    SATISFACTION AND DISCHARGE; DEFEASANCE

      SECTION 4.1   Satisfaction and Discharge of Indenture.................      29
      SECTION 4.2   Defeasance and Discharge................................      30
      SECTION 4.3   Covenant Defeasance.....................................      31
      SECTION 4.4   Conditions to Defeasance or Covenant Defeasance.........      31
      SECTION 4.5   Application of Trust Money..............................      32
      SECTION 4.6   Indemnity for U.S. Government Obligations...............      33


                                       iii
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
                                  ARTICLE V

                                   REMEDIES

      SECTION 5.1   Events of Default.......................................      33
      SECTION 5.2   Acceleration of Maturity; Rescission and Annulment......      35
      SECTION 5.3   Collection of Indebtedness and Suits for Enforcement
                    by Trustee..............................................      36
      SECTION 5.4   Trustee May File Proofs of Claim........................      36
      SECTION 5.5   Trustee May Enforce Claims Without Possession of
                    Securities or Coupons...................................      37
      SECTION 5.6   Application of Money Collected..........................      37
      SECTION 5.7   Limitation on Suits.....................................      38
      SECTION 5.8   Unconditional Right of Holders to Receive Principal,
                    Premium and Interest....................................      39
      SECTION 5.9   Restoration of Rights and Remedies......................      39
      SECTION 5.10  Rights and Remedies Cumulative..........................      39
      SECTION 5.11  Delay or Omission Not Waiver............................      39
      SECTION 5.12  Control by Holders......................................      39
      SECTION 5.13  Waiver of Past Defaults.................................      40
      SECTION 5.14  Undertaking for Costs...................................      40

                                  ARTICLE VI

                                 THE TRUSTEE

      SECTION 6.1   Certain Duties and Responsibilities.....................      41
      SECTION 6.2   Notice of Defaults......................................      42
      SECTION 6.3   Certain Rights of Trustee...............................      42
      SECTION 6.4   Not Responsible for Recitals or Issuance of Securities or
                    Coupons.................................................      44
      SECTION 6.5   May Hold Securities and Coupons.........................      44
      SECTION 6.6   Money Held in Trust.....................................      44
      SECTION 6.7   Compensation and Reimbursement..........................      44
      SECTION 6.8   Disqualification; Conflicting Interests.................      45
      SECTION 6.9   Corporate Trustee Required; Eligibility.................      45
      SECTION 6.10  Resignation and Removal; Appointment of Successor.......      45
      SECTION 6.11  Acceptance of Appointment by Successor..................      47
      SECTION 6.12  Merger, Conversion, Consolidation or Succession to Business   48
      SECTION 6.13  Preferential Collection of Claims Against Company.......      48
      SECTION 6.14  Appointment of Authenticating Agent.....................      49
      SECTION 6.15  Trustee's Application for Instructions from the Company.      50


                                       iv
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
                                   ARTICLE VII

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 7.1 Company to Furnish Trustee Names and Addresses of
                  Holders...................................................      51
      SECTION 7.2 Preservation of Information; Communications to
                  Holders...................................................      51
      SECTION 7.3 Reports by Trustee........................................      52
      SECTION 7.4 Reports by Company........................................      54

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      SECTION 8.1 Company May Consolidate, Etc., Only on Certain
                  Terms.....................................................      55
      SECTION 8.2 Successor Corporation Substituted.........................      56

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      SECTION 9.1 Supplemental Indentures Without Consent of Holders........      56
      SECTION 9.2 Supplemental Indentures With Consent of Holders...........      57
      SECTION 9.3 Execution of Supplemental Indentures......................      58
      SECTION 9.4 Effect of Supplemental Indentures.........................      58
      SECTION 9.5 Conformity with Trust Indenture Act.......................      59
      SECTION 9.6 Reference in Securities to Supplemental Indentures........      59

                                    ARTICLE X

                                    COVENANTS

      SECTION 10.1 Payment of Principal, Premium and Interest...............      59
      SECTION 10.2 Maintenance of Office or Agency..........................      59
      SECTION 10.3 Money for Securities Payments to Be Held in Trust........      60
      SECTION 10.4 Limitation upon Mortgages................................      62
      SECTION 10.5 Limitation upon Sale and Leaseback Transactions..........      63
      SECTION 10.6 Statement by Officers as to Default; Notice of Certain
                      Events................................................      64
      SECTION 10.7 Waiver of Certain Covenants..............................      64
      SECTION 10.8 Covenants as to Textron Trusts...........................      64
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                                        v
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
      SECTION 10.9  Waiver of Certain Covenants.............................      65
      SECTION 10.10 Calculation of Original Issue Discount..................      65


                                  ARTICLE XI

                           REDEMPTION OF SECURITIES

      SECTION 11.1  Applicability of Article................................      65
      SECTION 11.2  Election to Redeem; Notice to Trustee...................      65
      SECTION 11.3  Selection by Trustee of Securities to Be Redeemed.......      66
      SECTION 11.4  Notice of Redemption....................................      66
      SECTION 11.5  Deposit of Redemption Price.............................      67
      SECTION 11.6  Securities Payable on Redemption Date...................      67
      SECTION 11.7  Securities Redeemed in Part.............................      68

                                 ARTICLE XII

                                SINKING FUNDS

      SECTION 12.1  Applicability of Article................................      69
      SECTION 12.2  Satisfaction of Sinking Fund Payments with Securities...      69
      SECTION 12.3  Redemption of Securities for Sinking Fund...............      69

                                 ARTICLE XIII

                   SUBORDINATION OF SUBORDINATED SECURITIES

      SECTION 13.1  Agreement to Subordinate................................      70
      SECTION 13.2  Payment on Dissolution, Liquidation or Reorganization;
                    Default on Senior Indebtedness..........................      70
      SECTION 13.3  Payment Prior to Dissolution or Default.................      72
      SECTION 13.4  Rights of Holders of Senior Indebtedness not Impaired...      73
      SECTION 13.5  Authorization of Trustee................................      73

                                 ARTICLE XIV

                      SUBORDINATION OF JUNIOR SECURITIES

      SECTION 14.1  Agreement to Subordinate................................      73
      SECTION 14.2  Payment on Dissolution, Liquidation or Reorganization;
                    Default on  Indebtedness................................      74
      SECTION 14.3  Payment Prior to Dissolution or Default.................      76


                                       vi
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
      SECTION 14.4  Rights of Holders of Indebtedness not Impaired..........      76
      SECTION 14.5  Authorization of Trustee................................      77

                                  ARTICLE XV

                         MEETINGS OF HOLDERS OF NOTES

      SECTION 15.1  Purposes for Which Meetings May Be Called...............      77
      SECTION 15.2  Call, Notice and Place of Meetings......................      77
      SECTION 15.3  Persons Entitled To Vote at Meetings....................      78
      SECTION 15.4  Quorum: Action..........................................      78
      SECTION 15.5  Determination of Voting Rights; Conduct of Meetings.....      78
      SECTION 15.6  Counting Votes and Recording Actions of Meetings........      79

                                  ARTICLE XVI

                                MISCELLANEOUS

      SECTION 16.1  Securities in a Foreign Currency........................      80
      SECTION 16.2  Judgment Currency.......................................      80
      SECTION 16.3  Acknowledgment of Rights................................      81

      INDENTURE, dated as of September 10, 1999, between TEXTRON INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 40 Westminster Street, Providence, Rhode Island 02903 and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof and of the coupons, if any, appertaining to any Securities, as follows:



                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1       Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular,

      (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

      (4) the words "herein", "hereof", "hereunder" and "thereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article XI, are defined in that Article.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 1.4.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Attributable Debt" means, as to any particular lease under which the Company or any Restricted Subsidiary is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended or may, at the option of the lessor, be extended), discounted from the respective due dates thereof to such date at a rate equal to the weighted average Yield to Maturity of the Outstanding Securities hereunder, such average being weighted by the principal amount of each series Outstanding, or in the case of Original Issue Discount Securities such amount to be determined under the definition of Outstanding. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

      "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

      "Authorized Newspaper" means a newspaper published in an official language of the country of publication, customarily published at least once a day for at least five days in each calendar week and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publication may be made in the same or in different newspapers in the same place meeting the foregoing requirements and in each case on any Business Day.

      "Bearer Security" means any Security established pursuant to Section 3.1 other than a Registered Security.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banks and trust companies in that Place of Payment are authorized or obligated by law to close or a day on which transactions in the currency in which the Securities or any coupon appertaining thereto are payable are not conducted.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman or Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office as of the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

      "Corporation" includes corporations, associations, companies and business trusts.

      "Coupon" means any interest coupon appertaining to a Bearer Security.

      "Covenant Defeasance" has the meaning specified in Section 4.3.

      "Declaration" means, with respect to a Textron Trust, the Amended and Restated Declaration of Trust or any other governing instrument of such Textron Trust.


      "Defaulted Interest" has the meaning specified in Section 3.7.

      "Defeasance" has the meaning specified in Section 4.2.

      "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.1.

      "ECU" means the European Currency Unit as defined and revised from time to time by the Council of European Communities.

      "European Communities" means the European Economic Community, the European Coal and Steel Community and Euratom.

      "Event of Default" has the meaning specified in Section 5.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

      "Floating or Adjustable Rate Provision" means a formula or provision, specified in a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate per annum borne by a Floating or Adjustable Rate Security.

      "Floating or Adjustable Rate Security" means any Security which provides for interest to be payable thereon at a rate per annum that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

      "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

      "Holder" means (a) in the case of any Registered Security, the Person in whose name a Registered Security is registered in the Security Register and (b) in the case of any Bearer Security, the bearer of such Security or any coupon appertaining thereto, as the case may be.

      "Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);
(iv) all obligations of the Company for the reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (v) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any lien on any property or asset of the Company, whether or not such obligation is assumed by the Company.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the form and terms of particular series of Securities established as contemplated by Section 3.1.

      "Institutional Trustee" has the meaning set forth in the Declaration of the applicable Textron Trust.

      "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

      "Junior Security" means any security issued under this Indenture which is designated as a Junior Subordinated Debt Security.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Mortgage" means and includes any mortgage, security interest, pledge, lien or other encumbrance.

      "Officers' Certificate" means a certificate signed by the Chairman or Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, and Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company (or, if applicable, a successor to the Company), and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel who is an employee of the Company (or, if applicable, a successor to the Company).

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Principal Property" means any manufacturing plant or manufacturing facility which is (i) owned by the Company or any Restricted Subsidiary, (ii) located within the continental United States, and (iii) in the opinion of the Board of Directors, materially important to the total business conducted by the Company and the Restricted Subsidiaries taken as a whole.

      "Redemption Date", when used with respect to any Security to be redeemed, means, the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Registered Security" means any Security established pursuant to Section
3.1 which is registered on the Security Register of the Company.

      "Regular Record Date", for the interest payable on any Interest Payment Date on the Registered Securities of any series, means the date specified for that purpose as contemplated by Section 3.1.

      "Responsible Officer", when used with respect to the Trustee, means any vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Subsidiary" means any Subsidiary (i) substantially all the property of which is located within the continental United States of America and
(ii) which owns any Principal Property; provided that the term "Restricted Subsidiary" shall not include any Subsidiary which is principally engaged in leasing or in financing receivables, or which is principally engaged in financing the Company's operations outside the continental United States of America.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

      "Senior Indebtedness" means all indebtedness incurred, assumed or guaranteed by the Company, whether or not represented by bonds, debentures notes or other securities, for money borrowed, and any deferrals, renewals or extensions or refunding of any such indebtedness, unless in the instrument creating or evidencing any such indebtedness or pursuant to which the same is outstanding it is specifically stated, at or prior to the time the Company becomes liable in respect thereof, that any such indebtedness or such deferral, renewal, extension or refunding thereof is not Senior Indebtedness.

      "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 3.7.

      "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such instalment of interest as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

      "Subordinated Security" means any security issued under this Indenture which is designated as a Subordinated Debt Security.

      "Subsidiary" means a corporation of which more than 50%, of the outstanding voting stock is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Textron Trust" means each of Textron Capital II and Textron Capital III, each a Delaware statutory business trust, or any other similar trust created for the purpose of issuing preferred securities in connection with the issuances of Securities under this Indenture.

      "Trust Common Securities" means undivided beneficial interests in the assets of a Textron Trust which rank pari passu with Trust Preferred Securities issued by such Textron Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Trust Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Trust Preferred

Securities.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

      "Textron Preferred Securities" means undivided beneficial interests in the assets of a Textron Trust which rank pari passu with Trust Common Securities issued by such Textron Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Trust Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Trust Preferred Securities.

      "Trust Securities" means Trust Common Securities and Trust Preferred Securities.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

      "U.S. Government Obligations" has the meaning specified in Section 4.4.

      "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      "Yield to Maturity" means the yield to maturity calculated at the time of issuance of a series of Securities, or, if applicable, at the most recent determination of interest on such series calculated in accordance with accepted financial practice.

SECTION 1.2       Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no certificate or opinion pursuant to this Section 1.2 need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3       Forms of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4       Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and be evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article XVI, or a combination of such instruments and such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or of the holding by any Person of a Security shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 16.6.

      (b) Subject to Section 6.1, the fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is other than in an individual capacity, such certificate or affidavit shall also constitute sufficient proof of the authority of the executing individual.

      (c) The ownership of Registered Securities shall be proved by the Security Register.

      (d) The ownership of Bearer Securities held by any Person may be proved by the production of such Bearer Securities, or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person has on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or the affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced to the Trustee by some other Person, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is exchanged for a registered Security, or (4) such Bearer Security is no longer Outstanding.

      (e) The fact and date of any such execution of such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any reasonable manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

      (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5       Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with;

      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, which may be via facsimile to or with the Trustee at its Corporate Trust Office Attention:
Corporate Trust Administration; or

      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6       Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event (unless otherwise herein expressly provided);

      (a) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

      (b) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg, and if such Securities are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

      In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided in this Section.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.7       Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 1.8       Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9       Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10      Separability Clause.

      In case any provision in this Indenture or in the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11      Benefits of Indenture.

      Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12      Governing Law.

      This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13      Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE II


                                 SECURITY FORMS

SECTION 2.1        Forms Generally.

      The Securities of each series and related coupons, if any, shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons. A copy of an appropriate record of each action taken pursuant to a Board Resolution establishing the form of Securities of any series and related coupons, if any, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities and coupons.

      The Trustee's certificate of authentication shall be in substantially the form set forth in this Article and Section 6.14.

      Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, the Securities of each series will be issuable in registered form without coupons. If so provided pursuant to Section 3.1, the Securities of a series shall be issuable solely in bearer form, or in both registered form and bearer form. Unless otherwise specified as contemplated by
Section 3.1, Bearer Securities shall have interest coupons attached.

      The definitive Securities and coupons shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2       Form of Trustee's Certificate of Authentication.

      "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                   Dated:______________________________________


                                   The Bank of New York as Trustee

                                   By__________________________________________
                                                     Authorized Signatory"

                                   ARTICLE III


                                 THE SECURITIES

SECTION 3.1       Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered (including CUSIP Numbers) under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

      (1) the title of the Securities (including CUSIP Numbers) of the series (which shall distinguish the Securities of the series from all Securities of any other series);

      (2) the limit, if any, upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7);

      (3) the date or dates on which the principal of the Securities of the series is payable;

      (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

      (5) the rights, if any, to defer payments of interest on the Securities by extending the interest payment periods and the duration of such extension;

      (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable and, in the case of any series of Securities which may be issuable as Bearer Securities, if different, the places where any registered Security of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of the series and the Indenture may be served;

      (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

      (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods, within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

      (9) the subordination terms, if any, of the securities of the series;

      (10) the denominations in which Registered Securities of the series, if any, shall be issuable and the denominations in which Bearer Securities, if any, of the series shall be issuable, if different from the denominations provided in
Section 3.2;

      (11) whether the Securities of the series will be issuable as Registered Securities or Bearer Securities, or both; any restrictions applicable to the offer, sale or delivery of Bearer Securities; and if other than as provided in
Section 3.5, the terms upon which Bearer Securities of any series may be exchanged for Registered Securities and the terms upon which Registered Securities may be exchanged for Bearer Securities of such series;

      (12) whether some or all of the Securities of the series will be initially represented by a temporary Global Security and, if so, whether the temporary Global Security will be exchangeable for a permanent Global Security or definitive Securities; whether some or all of the securities of the series will be represented by a permanent Global Security; any rights to exchange a permanent Global Security for definitive Securities or any other rights or limitations related to a permanent Global Security; any restrictions or limitations on the exchange of a temporary Global Security for a permanent Global Security or definitive Securities (including any requirements for the presentation of certificates relating to ownership of such Securities); any restrictions or limitations on exchange of a permanent Global Security for definitive securities; and the extent to which interest on any temporary Global Security shall be paid.

      (13) the Person to whom any interest on any Registered Securities of the series shall be payable if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and the manner in which, or the Person to whom, interest on any Bearer Securities of the series shall be payable if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature;

      (14) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

      (15) the coin or currency or unit based on or relating to currencies (including ECU) in which payment of the principal of and interest on the Securities of the series will be payable;

      (16) if the principal of or interest, if any, on the Securities of the series is payable at the election of the Company or a Holder in a coin or currency or unit based on or relating to currencies (including ECU) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

      (17) if the amount of payments of principal of or interest, if any on the Securities of the series may be determined by reference to an index, formula or other method based on a coin or currency or unit based on or relating to currencies (including ECU) other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

      (18) the date as of which any Bearer Securities of the series and any temporary Global Security or permanent Global Security representing outstanding Securities of the series shall be dated if other than the date of the original issuance of the first security of the series to be issued;

      (19) any other event or events of default applicable with respect to the Securities of the series in addition to those provided in Section 5.1 (1) through (6);

      (20) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions;

      (21) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

      (22) terms, if any, on which a series of the Securities may be convertible into or exchangeable for the Company's common stock, preferred stock or other debt securities, including provisions as to whether conversion or exchange is mandatory, at the option of the holder or at the Company's option; and

      (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series and the coupons appertaining to Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

SECTION 3.2       Denominations.

      Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, the Registered Securities of each series shall be issuable in denominations of U.S. $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable in the denomination of U.S. $5,000.

SECTION 3.3       Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board of Directors, its President or one of its Vice Presidents under its corporate seal reproduced thereon (which may be via facsimile) attested by its Secretary or one of its Assistant Secretaries. Coupons shall bear the signature of the Chairman or Vice Chairman of the Board or the President or one of the Vice Presidents of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities and coupons, if any, appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and coupons or did not hold such offices at the date stated on such Securities and coupons.

      Unless otherwise provided as contemplated by Section 3.1, at any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication together with a Company Order for the authentication and delivery of such Securities and the Trustee, in accordance with the Company Order, shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and coupons, if any, the Trustee shall be entitled to receive at the time of the initial delivery by the Company of Securities of such series to the Trustee for authentication, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

      (a) that the forms of such Securities and coupons, if any, have been established by or pursuant to Board Resolution or by a supplemental indenture as permitted by Section 2.1 in conformity with the provisions of this Indenture;

      (b) that the terms of such Securities and coupons, if any, have been established by or pursuant to Board Resolution or by a supplemental indenture as permitted by Section 3.1 in conformity with the provisions of this Indenture;

      (c) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

      (d) all laws and requirements in respect of the execution and delivery by the Company of such Securities and coupons, if any, have been complied with; and

      (e) such other matters as the Trustee may reasonably request.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Each Registered Security shall be dated the date of its authentication and unless otherwise specified as contemplated by Section 3.1, each Bearer Security and any temporary Global Security or permanent Global Security, representing such Bearer Securities shall be dated as of the date of the original issuance of the first Security of such series to be issued.

      No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or in the case of such coupon, on the Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that such Security or coupon is entitled to the benefits of this Indenture.

SECTION 3.4        Temporary Securities, Global Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, a temporary Security in global form or temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Security or Securities may determine, as evidenced by their execution of such Security or Securities.

      Except in the case of any temporary Global Security, which shall be exchangeable in the manner determined as contemplated by Section 3.1, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, such temporary securities of such series shall be exchangeable for definitive Securities of such series upon surrender of such temporary securities of such series at the office or agency of the Company in a Place of Payment for Securities of that series, without charge to the Holder; provided that no Bearer Security shall be delivered in exchange for a temporary Registered Security. Upon surrender for cancellation of any one or more of such temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged such temporary securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      If Securities of a series are issuable in temporary or permanent global form, any such security may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein. Any instructions by the Company with respect to a Security in global form shall be in writing but need not comply with Section 1.2.

SECTION 3.5       Registration, Registration of Transfer and Exchange.

      With respect to Registered Securities of any series, the Company shall cause to be kept at an office or agency of the Company in a Place of Payment for such series of Securities a register (the register maintained in such office or agency being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities of that series and of transfers of Registered Securities of that series. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering Registered Securities of that series and transfers of Securities of that series as herein provided.

      Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in a Place of Payment for Registered Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of like tenor of the same series, of any authorized denominations and of a like aggregate principal amount.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of like tenor of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency.

      Whenever any Securities are surrendered for exchange as provided above, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      At the option of the Holder, Bearer Securities of any series as to which Registered Securities are also issuable may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, Such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If, thereafter, the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided that, except as provided in Section 10.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or such proposed date of payment, as the case may be, and the interest due on the relevant Interest Payment Date or date for the payment of Defaulted Interest shall be payable only to the Holder of such coupon.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Registered

Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such Bearer Security may be exchanged for a Registered Security of that series of like tenor; provided that such Registered Security is simultaneously surrendered for redemption.

SECTION 3.6       Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

      In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or coupon, pay such Security or coupon.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents and counsel) connected therewith.

      Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 3.7       Payment of Interest; Interest Rights Preserved.

      Unless otherwise provided as contemplated by Section 3.1, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder of any Registered Security on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

      (1) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Company shall fix a Special Record, Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2); or

      (2) the Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities, exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Unless otherwise provided as contemplated by Section 3.1, interest, if any, will be payable in respect of definitive Bearer Securities upon presentation and surrender of the appropriate coupons appertaining thereto.

      Any Defaulted Interest payable in respect of any Bearer Security shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities and Bearer Securities of the same series and notice of the payment date therefor shall be given by the Trustee in the name and at the expense of the Company by publication in the manner set forth in Section 1.6.

      Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8       Persons Deemed Owners.

      Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery.

      Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon he overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9        Cancellation.

      All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities, together with coupons, if any, appertaining thereto, previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section except as expressly permitted by this Indenture. All cancelled Securities and coupons, if any, held by the Trustee shall be destroyed by it, and the Trustee shall deliver a certificate of such destruction to the Company unless by a Company Order the Company shall direct that cancelled Securities and coupons, if any, be returned to it.

SECTION 3.10      Computation of Interest.

      Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 3.11      Medium-term Securities.

      Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Company Order, Officers' Certificate, supplemental indenture or Opinion of Counsel otherwise required pursuant to Sections 2.1, 3.1 and 3.3 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      An Officers' Certificate or supplemental indenture, delivered pursuant to this Section 3.11 in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee on original issue from time to time upon the telephonic or written order of persons designated in such Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such persons) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture such terms and conditions of said Securities as are specified in such Officers' Certificate or supplemental indenture, provided that the foregoing procedure is acceptable to the Trustee.

SECTION 3.12      Global Securities.

      If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.3 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series to be issued in the form of Global Securities and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such

Depositary, and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

      Global Securities shall bear a legend substantially to the following effect:

            This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances. Every Security delivered upon registration of transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above.

            Unless this certificate is presented by an authorized representative of [The Depositary Trust Company, a New York corporation ("DTC")], to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [Cede & Co.] or in such other name as is requested by an authorized representative of [DTC] (and any payment is to be made to [Cede & Co.] or to such other entity as is requested by an authorized representative of [DTC]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [Cede & Co.], has an interest herein.

      Notwithstanding the provisions of Section 3.5, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities of a series may not be transferred in the manner provided in Section 3.5 except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible to continue as Depositary, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.1 that such Securities be represented by one or more Global Securities shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

      The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive registered form in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

      If specified by the Company pursuant to Section 3.1 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee shall, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, authenticate and deliver, without service charge,

            (i) to the Person specified by such Depositary, a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

            (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

      Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 3.12 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

SECTION 3.13      CUSIP Numbers.

      The Company is issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either a sprinted on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other indemnification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV


                     SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 4.1       Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

      (1)   either

            (A) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.5, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.6 and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (B) all such Securities and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                  (1) have become due and payable, or

                  (2) will become due and payable at their Stated Maturity
            within one year, or

                  (3) are to be called for redemption within one year under
            arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 415 and the last paragraph of Section 10.3 shall survive such satisfaction and discharge.

SECTION 4.2       Defeasance and Discharge.

      The provisions of Sections 4.2 and 4.3 shall apply to the Securities of each series that is issued on or after the date hereof unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 3.1 In addition to discharge of this Indenture pursuant to Section 4.1, in the case of any series of Securities with respect to which the exact amount described in subparagraph (a) of Section
4.4 can be determined at the time of making the deposit referred to in such subparagraph (a), the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series as provided in this Section on and after the date the conditions set forth in Section 4.4 are satisfied, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive, solely from the trust fund described in subparagraph (a) of Section 4.4, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any,
(iv) the rights, obligations, duties and immunities of the Trustee hereunder,
(v) this Section

4.2, Section 10.2 and Section 10.3 and (vi) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

SECTION 4.3       Covenant Defeasance.

      In the case of any series of Securities with respect to which the exact amount described in subparagraph (a) of Section 4.4 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (a) rights of registration of transfer and exchange of Securities of such series and rights under Sections 10.2 and 10.3, (b) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (c) rights of Holders of Securities of such series to receive, from the Company pursuant to Section 10.1, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any,
(d) the rights, obligations, duties and immunities of the Trustee hereunder and
(e) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and (ii) the occurrence of any event specified in Sections 5.1(4) (with respect to any of the covenants specified in or pursuant to this Indenture) and 5.1(7) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in
Section 4.4 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant (to the extent so specified in the case of Section 5.1(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

SECTION 4.4       Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section 412 or 413 to the Outstanding Securities:

      (a) with reference to Section 4.2 or 4.3, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or
(ii) direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any,) and interest, if any, on all Securities of such series on each date that such principal (or premium, if any,) or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

      (b) in the case of Defeasance under Section 4.2, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, Defeasance and discharge had not occurred;

      (c) in the case of Covenant Defeasance under Section 4.3, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and Covenant Defeasance had not occurred;

      (d) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound;

      (e) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with; and

      (f) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

SECTION 4.5       Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 10.3, all money and U.S.

Government Obligations deposited with the Trustee pursuant to Sections 4.1 and
4.4 shall be held in trust, and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee; provided that such money need not be segregated from other funds except to the extent required by law.

SECTION 4.6       Indemnity for U.S. Government Obligations.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.4 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

      If the Trustee or any Paying Agent is unable to apply any money in accordance with Sections 4.1 or 4.4 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall, upon notice to the Company from the Trustee, be revived and reinstated as though no deposit had occurred pursuant to Sections 4.1 and 4.4; provided that if the Company has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment of money held by the Trustee or any Paying Agent.

                                    ARTICLE V


                                    REMEDIES

SECTION 5.1       Events of Default.

      "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

      (2) default in the payment of the principal of (or premium, if any) on any Security of that series at its Maturity; or

      (3) default in the deposit of any sinking fund payment when and as due by the terms of a Security of that series; or

      (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Securities of any series other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

      (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

      (7) in the event Securities of a series are issued and sold to a Textron Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Textron Trust, such Textron Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Securities to holders of Trust Securities in liquidation or redemption of their interests in such Textron Trust upon a Special Event, (ii) the redemption of all the outstanding Trust Securities of such Textron Trust or
(iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Textron Trust; or

      (8) any other Event of Default provided with respect to Securities of that series.

SECTION 5.2        Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration, such principal amount (or specified amount) shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay;

            (A) all overdue interest on all Securities of that series;

            (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

            (C) all overdue sinking fund payments with respect to Securities of that series and interest thereon at the rate or rates prescribed therefor in such Securities;

            (D) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and

            (E) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

      (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if:

      (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days;

      (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or

      (3) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security of any series, the Company will upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security and coupons, if any appertaining thereto, the whole amount then due and payable on such Security and coupons, if any appertaining thereto for principal (and premium, if any) and interest and for any sinking fund payment and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), on any overdue interest and on any overdue sinking fund payment, at the rate or rates prescribed therefor in such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in it; own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Security, wherever situated.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and related coupons by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other appropriate remedy.

SECTION 5.4       Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest or any sinking fund payment) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal (or with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) (and premium, if any), interest and sinking fund payments owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding; and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 6.7.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt, on behalf of any Holder of a Security or any coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any coupon in any such proceeding.

SECTION 5.5 Trustee May Enforce Claims Without Possession of Securities or Coupons.

      All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

SECTION 5.6       Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any), interest or sinking fund payments, upon presentation of the Securities and coupons and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any), interest on, and sinking fund payments with respect to, the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable of such Securities and coupons for principal (and premium, if any), interest and sinking fund payments, respectively.

            THIRD:  To the Company.

SECTION 5.7       Limitation on Suits.

      No holder of any Security of any series or any related coupons shall have any rights to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9         Restoration of Rights and Remedies.

      If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder of a Security or coupon, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of such Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of such Securities and coupons shall continue as though no such proceeding had been instituted.

SECTION 5.10       Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities or coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the

Trustee or by the Holders of Securities or coupons, as the case may be.

SECTION 5.12      Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

      (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to rights of holders of Securities or coupons of such series not joining in such direction; and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13      Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and related coupons waive any past default hereunder with respect to the Securities of such series and its consequences, except a default:

      (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to the Securities of such series; or

      (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

provided, however, that if the Securities of such series are held by a Textron Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Textron Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the Holder of each Outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable Textron Trust shall have consented to such waiver.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.14      Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in all or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any coupon on or after the respective Stated Maturity or Maturity expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1       Certain Duties and Responsibilities.

      (a)   Except during the continuance of an Event of Default:

      (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

      (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

      (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

      (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section,

      (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

      (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

      (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2       Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 7.3(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.3        Certain Rights of Trustee.

      Subject to the provisions of Section 6.1:

      (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

      (d) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

      (i) the Trustee shall not bee deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

      (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

SECTION 6.4 Not Responsible for Recitals or Issuance of Securities or Coupons.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5       May Hold Securities and Coupons.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Section 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6       Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7       Compensation and Reimbursement.

      The Company agrees:

      (1) to pay to the Trustee from time to time compensation as agreed upon from time to time in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (3) to fully indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense (including taxes other than taxes based upon the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance of administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligation of the Company under this Section the Trustee shall have a lien prior to the Securities and coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities and coupons.

SECTION 6.8       Disqualification; Conflicting Interests.

      If the Trustee has or shall acquire any conflicting interest, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner prescribed in the Trust Indenture Act of 1939, as amended.

SECTION 6.9       Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified, in this Article.

SECTION 6.10      Resignation and Removal, Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

      (d) If at any time:

      (1) the Trustee shall fail to comply with Section 6.8(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

      (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

      (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11, if, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each Removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Registered Securities of such series, if any, as their names and addresses appear in the Security Register, and, if Securities of such are issuable as, Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11      Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges (and the charges of its agents and counsel), execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to the Securities of all series for which it is the Trustee hereunder, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust, hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12       Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13       Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14      Appointment of the Authenticating Agent.

      At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice thereof pursuant to Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon an alternate certificate of authentication in the following form:

      "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK, As Trustee



                                 By________________________________________
                                 as Authenticating Agent

                                 By________________________________________
                                 Authorized Signatory"



SECTION 6.15      Trustee's Application for Instructions from the Company.

      Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1       Company to Furnish Trustee Names and Addresses of Holders.

    The Company will furnish or cause to be furnished to the Trustee:

      (a) semi-annually not more than 15 days after each Regular Record Date for the payment of interest on the Securities of each series a list, in such form as the Trustee may reasonably require, containing all of the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities of such series as of such Regular Record Date, obtained since the date as of which the next previous list, if any, was furnished; and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Security Registrar for such series and all of the Securities of such series are Registered Securities, such list shall not be required to be furnished.

SECTION 7.2       Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 7.1, (ii) received by the Trustee in its capacity as Security Registrar and (iii) filed with it within the two preceding years pursuant to Section 7.3(c)(2). The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished and destroy, not earlier than two years after filing, any information filed with it, pursuant to Section 7.3(c)(2).

      (b) If three or more Holders of Securities of the same series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application and such application states that the applicant's desire to communicate with other Holders of such series with respect to their rights under this Indenture or under the Securities of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information with respect to the

Holders of such series preserved at the time by the Trustee in accordance with
Section 7.2(a), or

            (ii) inform such applicants as to the approximate number of Holders of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that in the opinion of the Trustee such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3       Reports by Trustee.

      (a) Within 60 days after May 15 of each year commencing with the year 2000, the Trustee shall transmit by mail as provided in subsection (c) of this Section to all Holders of Securities for which it is Trustee hereunder, a brief report dated as of such May 15 with respect to:

      (1) its eligibility under Section 6.9 and its qualifications under Section 6.8, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect.

      (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of such Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of such Securities Outstanding on the date of such report;

      (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or (6);

      (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

      (5) any additional issue of Securities for which it is Trustee hereunder which the Trustee has not previously reported; and

      (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects such Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with
Section 6.2.

      (b) The Trustee shall transmit by mail as provided in subsection (c) of this Section to all Holders of Securities for which it is Trustee hereunder, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of such Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of such Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

      (c) Reports pursuant to this Section shall be transmitted by mail:

      (1) to all Holders of Registered Securities, as the name and addresses of such Holders appear in the Security Register;

      (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and

      (3) except in the case of reports pursuant to subsection (b) of this, Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 7.2(a).

      (d) A copy of each such report shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which any such Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any such Securities are listed on any stock exchange or delisted therefrom.

SECTION 7.4       Reports by Company.

    The Company shall:

      (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates);

      (2) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates); and

      (3) transmit by mail to all Holders, in the manner and to the extent provided in Section 7.3(c) with respect to reports pursuant to Section 7.3(a), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission

                                  ARTICLE VIII


              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1       Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

      (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

      (2) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

      (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a Mortgage which would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

      (4) the Company has delivered to the Trustee Officers' Certificates and Opinions of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2       Successor Corporation Substituted.

      Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons, if any, appertaining thereto.

                                   ARTICLE IX


                             SUPPLEMENTAL INDENTURES

SECTION 9.1       Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, pursuant to Article VIII; or

      (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

      (3) to add any additional Events of Default; or

      (4) to change or eliminate any of the provisions of this Indenture provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such provision; or

      (5) to secure the Securities pursuant to the requirements of Section
10.4 or otherwise; or

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
      (6) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

      (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

      (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.

SECTION 9.2      Supplemental Indentures with Consent of Holders.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

      (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

      (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or reduce the requirements of Section 13.4 for quorum or voting, or

      (3) modify any of the provisions of this Section, Section 5.13 or Section 10.7, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.7, or the deletion of this provision, in accordance with the requirements of Sections 6.11 (b) and 9.1 (8); provided, further, that if the Securities of such series are held by a Textron Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Textron Trust shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each Outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable Textron Trust shall have consented to each supplemental indenture.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights, of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3        Execution of Supplemental Indentures.

      In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4       Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


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
SECTION 9.5       Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6       Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    COVENANTS

SECTION 10.1      Payment of Principal, Premium and Interest.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series and any coupons appertaining thereto in accordance with the terms of the Securities of such series and this Indenture.

SECTION 10.2       Maintenance of Office or Agency.

      If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a services may be issuable as Bearer Securities, the Company will maintain (a) in the Borough of Manhattan, The City of New York an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons maybe presented for payment in the circumstances described in the following paragraph (and not otherwise),
(b) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, all office or agency where Securities of that series and related coupon may be


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
presented for payment; provided that if the Securities of that series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such stock exchange, and (c) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be surrendered and presented for payment at the place specified for the purpose as contemplated by Section 3.1 or, if no such place is specified, at the office of the Trustee in London and the Company hereby initially appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      No payment of principal, premium or interest on Bearer Securities or related coupons shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained in the United States unless pursuant to applicable United States laws and regulations then in effect, such payment can be made without adverse tax consequences to the Company and the Holders of such Bearer Securities and related coupons. Notwithstanding the foregoing, payments in United States dollars may be made at an office or agency of the Company maintained in the Borough of Manhattan, The City of New York if such payment at each agency of the Company outside the United States for the payment of principal, premium or interest on such Bearer Securities and related coupons is illegal or effectively precluded by exchange controls or similar restrictions.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3      Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (2) give the Trustee notice of any, default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

      (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee


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
thereof, shall thereupon cease, provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, or if only Registered Securities are then affected, mail to the Holders of such Registered Securities, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4       Limitation upon Mortgages.

      With respect to Securities, other than Subordinated Securities and Junior
Securities:

      (a) The Company will not, nor will it permit any Restricted Subsidiary, to issue, assume or guarantee any debt for money borrowed (hereinafter in this Article referred to as "Debt"), secured by a Mortgage upon any Principal Property of the Company or any Restricted Subsidiary or upon any shares of stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such debt that the Securities (other than Subordinated Securities and Junior Securities) (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company or such Restricted Subsidiary ranking equally with the Securities (other than Subordinated Securities and Junior Securities) and then existing or thereafter created) shall be secured equally and ratably with such Debt; provided that the foregoing restrictions shall not apply to Debt secured by:

            (i) Mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

            (ii) Mortgages on property existing at the time of acquisition of such property by the Company or a Restricted Subsidiary, or Mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary or to secure any Debt incurred prior to, at the time of, or within 180 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof, or Mortgages to secure any Debt incurred for the purpose of financing all or any part of the cost to the Company or a Restricted Subsidiary of improvements to such acquired property;

            (iii) Mortgages securing Debt of a Restricted Subsidiary owing to the Company or to another Restricted Subsidiary;

            (iv) Mortgages existing at the date of this Indenture;

            (v) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary;

            (vi) Mortgages on or other conveyances of property owned by the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other county, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages; or

            (vii) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (vi), inclusive, provided that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

      (b) Notwithstanding the foregoing provisions of this Section, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by a Mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other outstanding Debt of the Company and its Restricted Subsidiaries which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (i) through (vii) above), does not at the time exceed 10%, of the shareholders' equity of the Company and its consolidated Subsidiaries as shown on the most recent consolidated financial statements of the Company and its consolidated Subsidiaries.

SECTION 10.5 Limitation upon Sale and Leaseback Transactions.

      With respect to Securities, other than Subordinated Securities and Junior Securities, the Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person that provides for the leasing to the Company or any Restricted Subsidiary of any Principal Property (except for leases for a term of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), which Principal Property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person, unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 10.4, to issue, assume or guarantee Debt secured by a Mortgage upon such property at least equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Securities, (other than Subordinated Securities and Junior Securities) provided that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Sections 10.4 and 10.5 to be secured Debt subject to the restrictions of Section 10.4; or (b) the Company shall apply an amount in cash equal to the greater of the net proceed of such sale or the Attributable Debt in respect of such arrangement to (i) the retirement (other than any mandatory retirement or by way of payment at maturity), within 180 days of the effective date of any such arrangement of Debt (except as otherwise provided by the terms of the Securities) of the Company or any Restricted Subsidiary ranking equally with the Securities (other than Subordinated Securities and Junior Securities) (other then Debt owed by the Company or any Restricted Subsidiary to the Company or any Restricted Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Debt or (ii) the acquisition, construction, development or improvement of properties, facilities or equipment which are, or upon such acquisition, construction, development or improvement will be, a Principal Property or a part thereof.

SECTION 10.6      Statement by Officers as to Default; Notice of Certain Events.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.1 and 10.5, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.7      Waiver of Certain Covenants.

      The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

SECTION 10.8      Covenants as to Textron Trusts.

      In the event Securities are issued and sold to a Textron Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Textron Trust, for so long as such Trust Securities remain outstanding, the Company will (i) maintain 100% direct or indirect ownership of the Trust Common Securities of such Textron Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of the Trust Common Securities, (ii) not voluntarily dissolve, wind-up or terminate such Textron Trust, except in connection with a distribution of Securities upon a Special Event, and in connection with certain mergers, consolidations or amalgamations permitted by the Declaration of the applicable Textron Trust,
(iii) timely perform its duties as Sponsor of the applicable Textron Trust, and
(iv) use its reasonable efforts to cause such Textron Trust (a) to remain a business trust, except in connection with a distribution of Securities as provided in the Declaration of such Textron Trust, the redemption of all the Trust Securities and in connection with certain mergers, consolidations or amalgamations permitted by the Declaration of such Textron Trust, and (b) otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

SECTION 10.9      Waiver of Certain Covenants.

    The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.4 and 10.5, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision of condition shall remain in full force and effect.

SECTION 10.10     Calculation of Original Issue Discount.

      The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE XI


                            REDEMPTION OF SECURITIES

SECTION 11.1      Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms, and (except as otherwise specified as contemplated by, Section 3.1 for Securities of any series) in accordance with this Article. For purpose, of Sections 11.2 and 11.3, the redemption of all Securities having the same terms within a series shall not be deemed to be the redemption of less than all of the Securities of any series.

SECTION 11.2      Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by a Company Request. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.3      Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.4      Notice of Redemption.

      Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed in the manner specified in Section 1.6.

    All notices of redemption shall state:

      (1) the Redemption Date;

      (2) the Redemption Price;

      (3) if less than the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities of such series to be redeemed;


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
      (4) that on the Redemption Date the Redemption Price together with interest, if any, accrued and unpaid to, but not including, the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

      (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price together with interest, if any, accrued and unpaid to, but not including, the Redemption Date;

      (6) that the redemption is for a sinking fund, if such is the case; and

      (7) applicable CUSIP Numbers

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.5      Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its Own Paying Argent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price, together (except if the Redemption Date shall be an Interest Payment Date) with accrued and unpaid interest to, but not including the Redemption Date on, all the Securities which are to be redeemed on that date.

SECTION 11.6      Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with interest, if any, accrued and unpaid to, but not including, the Redemption Date, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any,) such Securities shall cease to bear interest and the coupons for such interest appertaining to ally Bearer Notes so to be redeemed except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with interest accrued and unpaid to, but not including, the Redemption Date; provided that unless otherwise specified as contemplated by Section 3.1, instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Registered Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms


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
and the provisions of Section 3.7 and provided, further, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of coupons for such interest.

      If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons, may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless otherwise specified as contemplated by Section 3.1 only upon presentation and surrender of those coupons.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.7      Securities Redeemed in Part.

      Except as otherwise specified as contemplated by Section 3.1 with respect to temporary global Securities and permanent global Securities, any Security which is to be redeemed only in part shall be surrendered at a Place of Payment for Securities of that series (with, in the case of Registered Securities, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, together in the ease of any Bearer Securities with coupons appertaining thereto, if any, maturing after the Redemption Date.


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
                                   ARTICLE XII


                                  SINKING FUNDS

SECTION 12.1      Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 12.2      Satisfaction of Sinking Fund Payments with Securities.

      The Company (1) may deliver Outstanding Securities of a series together in the case of any Bearer Securities, with all unmatured coupons appertaining thereto (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series required to by made pursuant to the terms of such Securities as provided for by the terms of such Securities: provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 12.3      Redemption of Securities for Sinking Fund.

      Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be credited and not theretofore so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the


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
Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.4. The Company shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee in the manner provided in Section
11.5. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                  ARTICLE XIII

                    SUBORDINATION OF SUBORDINATED SECURITIES

SECTION 13.1      Agreement to Subordinate.

      The Company covenants and agrees, and each Holder of any Subordinated Security issued hereunder by his acceptance thereof, whether upon original issue or upon transfer or assignment, likewise covenants and agrees, that the principal of (and premium, if any) and interest on each and all of the Subordinated Securities issued hereunder are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 13.2 Payment on Dissolution, Liquidation or Reorganization; Default on Senior Indebtedness.

      Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, all principal of (and premium, if any) and interest then due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth, before the Holders of the Subordinated Securities or the Trustee on their behalf shall be entitled to receive any assets or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, junior to, or the payment of which is subordinated at least to the extent provided in this Article to the payment of, all Senior Indebtedness which may at the time be outstanding or any securities issued in respect thereof under any such plan of reorganization or readjustment) in respect of the Subordinated Securities (for principal, premium or interest). Upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than as aforesaid), to which the Holders of the Subordinated Securities or the Trustee on their behalf would be entitled, except for the provisions of this Article, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, direct to the holders of Senior


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
Indebtedness or their representatives to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Subordinated Security shall, under the circumstances described in the two preceding sentences, have received any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than as aforesaid) before all Senior Indebtedness is paid in full or payment thereof provided for in money or money's worth, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then such payment or distribution of assets or securities of the Company shall be paid over or delivered forthwith to the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making payment or distribution of assets or securities of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      Subject to the payment in full, in money or money's worth, of all Senior Indebtedness, the Holders of the Subordinated Securities (together with the holders of any indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Indebtedness and which is not subordinate in right of payment to the Subordinated Securities) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distribution of assets or securities of the Company applicable to Senior Indebtedness until the principal of (and premium, if any) and interest on the Senior Indebtedness shall be paid in full. No such payments or distributions applicable to Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Subordinated Securities, be deemed to be a payment by the Company to or on account of the Subordinated Securities, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Subordinated Securities is intended to or shall impair, as between the Company and the Holders of Subordinated Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Subordinated Securities the principal of (and premium, if any) and interest on the Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or to affect (except to the extent specifically provided above in this paragraph) the relative rights of the Holders of the Subordinated Securities and creditors of the Company other than the holders of Senior Indebtedness. Nothing contained herein shall prevent the Trustee or the Holder of any Subordinated Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Indebtedness in respect of assets or securities of the Company of any kind or character, whether cash, property or securities, received upon the exercise of any such remedy.

      Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders of the Subordinated Securities shall be entitled to rely


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
upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to the Trustee or to the Holders of the Subordinated Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      If there shall have occurred a default in the payment on account of the principal of (or premium, if any) or interest on or sinking fund for any Senior Indebtedness then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company on account of the principal (or premium, if any) or interest on the Subordinated Securities.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 13.3      Payment Prior to Dissolution or Default.

      Nothing contained in this Article or elsewhere in this Indenture, or in any of the Subordinated Securities, shall prevent (a) the Company, at any time except under the conditions described in Section 13.2 or during the pendency of any dissolution or winding up or total or partial liquidation or reorganization proceedings therein referred to, from making payments at any time of principal of (or premium, if any) or interest on Subordinated Securities or from depositing with the Trustee or any Paying Agent moneys for such payments, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it under this Indenture to the payment of or on account of the principal of (or premium, if any) or interest on Subordinated Securities to the Holders entitled thereto if such payment would not have been prohibited by the provisions of
Section 13.2 on the day such moneys were so deposited.

      Notwithstanding the provisions of Section 13.1 or any other provision of this Indenture, the Trustee and any Paying Agent shall not be charged with knowledge of the existence of any Senior Indebtedness, or of the occurrence of any default with respect to Senior Indebtedness of the character described in
Section 13.2, or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee shall have received written notice thereof from the Company or from a holder of such Senior Indebtedness and the Trustee shall not be affected by any such notice which may be received by it on or after the date on which the Trustee may, by the terms of this Indenture, make any such payment to the extent the Trustee has so made any such payment.


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
SECTION 13.4      Rights of Holders of Senior Indebtedness not Impaired.

      No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      The provisions of this Article are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. Neither the Trustee nor any Paying Agent shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if either shall mistakenly pay over or distribute to or on behalf of Holders of Subordinated Securities or the Company moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article.

      The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 6.13 or elsewhere in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

SECTION 13.5      Authorization of Trustee.

      Each Holder of a Subordinated Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                                   ARTICLE XIV

                       SUBORDINATION OF JUNIOR SECURITIES

SECTION 14.1      Agreement to Subordinate.

      The Company covenants and agrees, and each Holder of any Junior Security issued hereunder by his acceptance thereof, whether upon original issue or upon transfer or assignment, likewise covenants and agrees, that the principal of (and premium, if any) and interest on each and all of the Junior Securities issued hereunder are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Indebtedness, except for (1) any such Indebtedness that is by its terms is subordinated to or pari passu with the Junior Securities, and (2) any Indebtedness between or among the Company and its Affiliates, including all other debt securities and guarantees in respect of those debt securities, issued to (y) any Textron Trust or (z) any other trust, or a trustee of such trust or other entity affiliated with the Company


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
which is a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financial Entity of preferred securities or other securities which rank pari passu with, or junior to, the Trust Preferred Securities and (3) the Junior Subordinated Debt Securities issued to Textron Capital I.

SECTION 14.2 Payment on Dissolution, Liquidation or Reorganization; Default on Indebtedness.

      Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, all principal of (and premium, if any) and interest then due upon all Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth, before the Holders of the Junior Securities or the Trustee on their behalf shall be entitled to receive any assets or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, junior to, or the payment of which is subordinated at least to the extent provided in this Article to the payment of, all Indebtedness which may at the time be outstanding or any securities issued in respect thereof under any such plan of reorganization or readjustment) in respect of the Junior Securities for principal, premium or interest. Upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than as aforesaid), to which the Holders of the Junior Securities or the Trustee on their behalf would be entitled, except for the provisions of this Article, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Indebtedness or their representatives to the extent necessary to pay all Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Indebtedness. In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Junior Security shall, under the circumstances described in the preceding two sentences, have received any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than as aforesaid) before all Indebtedness is paid in full or payment thereof provided for in money or money's worth, and if such fact shall then have been made actually known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution of assets or securities of the Company shall be paid over or delivered forthwith to the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making payment or distribution of assets or securities of the Company for application to the payment of all Indebtedness remaining unpaid, to the extent necessary to pay all Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Indebtedness.

      Subject to the payment in full, in money or money's worth, of all Indebtedness, the Holders


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
of the Junior Securities (together with the holders of any indebtedness of the Company which is subordinate in right of payment to the payment in full of all Indebtedness and which is not subordinate in right of payment to the Junior Securities) shall be subrogated to the rights of the holders of Indebtedness to receive payments or distribution of assets or securities of the Company applicable to Indebtedness until the principal of (and premium, if any) and interest on the Indebtedness shall be paid in full. No such payments or distributions applicable to Indebtedness shall, as between the Company, its creditors, other than the holders of Indebtedness, and the Holders of the Junior Securities, be deemed to be a payment by the Company to or on account of the Junior Securities, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Junior Securities, on the one hand, and the holders of Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Junior Securities is intended to or shall impair, as between the Company and the Holders of Junior Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Junior Securities the principal of (and premium, if any) and interest on the Junior Securities as and when the same shall become due and payable in accordance with their terms, or to affect (except to the extent specifically provided above in this paragraph) the relative rights of the Holders of the Junior Securities and creditors of the Company other than the holders of Indebtedness. Nothing contained herein shall prevent the Trustee or the Holder of any Junior Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Indebtedness in respect of assets or securities of the Company of any kind or character, whether cash, property or securities, received upon the exercise of any such remedy.

      Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders of the Junior Securities shall be entitled to conclusively rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to the Trustee or to the Holders of the Junior Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      If there shall have occurred a default in the payment on account of the principal of (or premium, if any) or interest on or sinking fund for any Indebtedness then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company on account of the principal (or premium, if any) or interest on the Junior Securities.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 14.3      Payment Prior to Dissolution or Default.

      Nothing contained in this Article or elsewhere in this Indenture, or in any of the Junior Securities, shall prevent (a) the Company, at any time except under the conditions described in Section 14.2 or during the pendency of any dissolution or winding up or total or partial liquidation or reorganization proceedings therein referred to, from making payments at any time of principal of (or premium, if any) or interest on Junior Securities or from depositing with the Trustee or any Paying Agent moneys for such payments, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it under this Indenture to the payment of or on account of the principal of (or premium, if any) or interest on Junior Securities to the Holders entitled thereto if such payment would not have been prohibited by the provisions of Section 14.2 on the day such moneys were so deposited.

      Notwithstanding the provisions of Section 14.1 or any other provision of this Indenture, the Trustee and any Paying Agent shall not be charged with knowledge of the existence of any Indebtedness, or of the occurrence of any default with respect to Indebtedness of the character described in Section 14.2, or of any other facts which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee shall have received written notice thereof from the Company or from a holder of such Indebtedness and the Trustee shall not be affected by any such notice which may be received by it on or after the date on which the Trustee may, by the terms of this Indenture, make any such payment to the extent the Trustee has so made any such payment.

SECTION 14.4      Rights of Holders of Indebtedness not Impaired.

      No right of any present or future holder of any Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      The provisions of this Article are intended to be for the benefit of, and shall be enforceable directly by, the holders of Indebtedness. Neither the Trustee nor any Paying Agent shall be deemed to owe any fiduciary duty to the holders of Indebtedness, and shall not be liable to any such holders if either shall mistakenly pay over or distribute to or on behalf of Holders of Junior Securities or the Company moneys or assets to which any holders of Indebtedness shall be entitled by virtue of this Article.

      The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Indebtedness at the time held by it, to the same extent as any other holder of Indebtedness, and nothing in Section 6.13 or elsewhere in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

SECTION 14.5      Authorization of Trustee.

      Each Holder of a Junior Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                                   ARTICLE XV


                          MEETINGS OF HOLDERS OF NOTES

SECTION 15.1      Purposes for Which Meetings May Be Called.

      A meeting of Holders of any Outstanding Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of such Securities; provided that a meeting of Holders of less than all Outstanding Securities (the "Outstanding Securities Affected") may be called to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture affecting only such Securities.

SECTION 15.2      Call, Notice and Place of Meetings.

      (a) The Trustee may at any time call a meeting of Holders of Outstanding Securities or Outstanding Securities Affected for any purpose specified in
Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Outstanding Securities or of Outstanding Securities Affected, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities or Outstanding Securities Affected, shall have requested the Trustee to call a meeting of the Holders of such Securities for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of such Securities in the amount above specified, as the case may be, may determine the time and place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.


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SECTION 15.3      Persons Entitled To Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Outstanding Securities or Outstanding Securities Affected, a Person shall be (1) a Holder of one or more Outstanding Securities or Outstanding Securities Affected, as the case may be, or (2) a Person appointed by all instrument in writing as proxy for a Holder or Holders of one or more of such Outstanding Securities or Outstanding Securities Affected, as the case may be, by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Outstanding Securities or Outstanding Securities Affected, as the case may be, shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 15.4      Quorum: Action.

      The Persons entitled to vote an aggregate principal amount of Outstanding Securities or Outstanding Securities Affected sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum for a meeting of Holders of Outstanding Securities or Outstanding Securities Affected, respectively, but, if less than a quorum is present, the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities or Outstanding Securities Affected, as the case may be, represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes as though a quorum had been present. Any meeting of Holders of Outstanding Securities or Outstanding Securities Affected duly called pursuant to the provisions of Section 13.2 may be adjourned from time to time by a majority of such Holders of Outstanding Securities or Outstanding Securities Affected, respectively, present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 15.5      Determination of Voting Rights; Conduct of Meetings.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Outstanding Securities or Outstanding Securities Affected in regard to proof of the holding of Outstanding Securities or Outstanding Securities Affected and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Outstanding Securities or Outstanding Securities Affected shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 1.4 or other proof.


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      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Outstanding Securities or Outstanding Securities Affected as provided in Section 13.2 (b), in which case the Company or the Holders of Outstanding Securities or Outstanding Securities Affected calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities or Outstanding Securities Affected represented at the meeting.

      (c) At any meeting each Holder of an Outstanding Security or Outstanding Security Affected, as the case may be, or proxy shall be entitled to one vote or each U.S. $1,000 principal amount of Outstanding Securities or Outstanding Securities Affected, as the case may be, held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding or as not being an Outstanding Security Affected and ruled by the chairman of the meeting to be not Outstanding or to be not an Outstanding Security Affected. The chairman of the meeting shall have no right to vote, except as a Holder of all Outstanding Security or Outstanding Security Affected, as the case may be, or proxy.

SECTION 15.6      Counting Votes and Recording Actions of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Outstanding Securities or Outstanding Securities Affected shall be by written ballots on which shall be subscribed the signatures of the Holders of Outstanding Securities or Outstanding Securities Affected, as the case may be, or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities or Outstanding Securities Affected held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Outstanding Securities or Outstanding Securities Affected shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


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                                   ARTICLE XVI


                                  MISCELLANEOUS

SECTION 16.1      Securities in a Foreign Currency.

      Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 3.1 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of each series at the time Outstanding which is affected thereby and, at such time, there are Outstanding Securities of such a series which are denominated in a coin or currency other than United States dollars, then the principal amount of Securities of such series which shall be deemed to be Outstanding, for the purpose of taking such action shall be that amount of United States dollars that could be obtained for such amount at the Market Exchange Rate on the Business Day next preceding the day on which the action is to be determined. For purposes of this Section 14.1, Market Exchange Rate shall mean the noon United States dollar buying rate for that currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York; provided that in the case of ECU's Market Exchange Rate shall mean the rate of exchange determined by the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available data, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in New York City or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECUs, rates of exchange as the Trustee shall deem appropriate.

      All decisions and determinations of the Trustee regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders.

SECTION 16.2      Judgment Currency.

      The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert any sum due in respect of the principal of, premium, if any, or interest on the Securities of any series (the "Required Currency") into United States dollars, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency on the Business Day preceding that on which final judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not


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entered in accordance with subsection (a)), in any currency other than the
Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 16.3      Acknowledgment of Rights.

      The Company acknowledges that, with respect to any Securities held by a Textron Trust or a trustee of such trust, if the Institutional Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such Textron Trust, any holder of Trust Preferred Securities may institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee, or any other person or entity.

      Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company acknowledges that a holder of Trust Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Trust Securities of such holder (a "Direct Action") on or after the due date specified in the applicable series of Securities. Notwithstanding any payments made to such holder of Trust Securities by Textron in connection with a Direct Action, Textron shall remain obligated to pay the principal of or interest on the series of Securities held by a Textron Trust or the Property Trustee of a Textron Trust, and Textron shall be subrogated to the rights of the holder of such Trust Securities to the extent of any payments made by the Company to such holder in any Direct Action.


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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


Attest:                                 TEXTRON INC.


 By:/s/  Michael D. Cahn                By:/s/ Edward C. Arditte
 ___________________________            _______________________________
 Assistant Secretary                    Vice President and Treasurer



                                        THE BANK OF NEW YORK

                                        By:/s/ Thomas B. Zakrzewski
                                        _______________________________
                                        Vice President

      On the 10th day of September 1999, before me personally came Edward C. Arditte, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                        By: /s/ Robyn Vleira
                                            _______________________________
                                        Notary Public
                                        My Commission Expires: March 31, 2002


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